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                                                                    EXHIBIT 21

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                             SUBSIDIARIES

1.    Romac & Associates of Boston, Inc., a Massachusetts corporation, doing business as Romac Professional Temporaries, Romac Contract Services, and Romac Search

2     Romac & Associates of Ft. Lauderdale, Inc., a Florida corporation, doing business as Romac Professional Temporaries, Romac Contract Services, and Romac Search

3.    Romac International of Texas, Inc., a Florida corporation, doing business as Romac Professional Temporaries, Romac Contract Services, and Romac Search

4     Romac International of Pennsylvania, Inc., a Florida corporation, doing business as Romac Professional Temporaries, Romac Contract Services, and Romac Search

5.    FMA Temporaries of Chicago, Inc., a Florida corporation, doing business as
           Romac Professional Temporaries, Romac Contract Services, and Romac Search

6.    Romac Temporaries, Inc., a Delaware corporation, doing business as Romac
           Professional Temporaries, Romac Contract Services, and Romac Search

7.    Romac International of Kentucky, Inc., a Florida corporation, doing business as Romac Professional Temporaries, Romac Contract Services, and Romac Search

8.    Romac International of Minnesota, Inc., a Florida corporation, doing business as Romac Professional Temporaries, Romac Contract Services, and Romac Search

9.    Romac International of California, Inc., a Florida corporation, doing business as Romac Professional Temporaries, Romac Contract Services, and Romac Search

10.   Temporary Accounting Professionals, Inc., a Delaware corporation

11.   Romac & Associates, Inc., a Massachusetts corporation

12.   Romac & Associates of Tampa, Inc., a Florida corporation

13.   Matthew James & Associates, Inc., a Florida corporation

14    FMA & Associates of Tampa, Inc., a Florida corporation

15.   FMA International, Inc., a Florida corporation

16.   Romac/DCWASF, Inc., a Delaware corporation

17.   Romac/CASFRF, Inc., a Delaware corporation


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                                                                   EXHIBIT 21

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18.   Romac/LANORF, Inc., a Delaware corporation

19.   Romac/MOKCIF, Inc., a Delaware corporation

20.   Romac/NCRALF, Inc., a Delaware corporation

21.   Romac & Associates of Florida, Inc., a Florida corporation

22.   Romac & Associates of Rhode Island, Inc., a Rhode Island corporation

23.   FMA of Chicago, Inc., a Florida corporation

24    FMA Temporaries, Inc., a Florida corporation

25.   Romac Temporaries of Tampa, Inc., a Florida corporation

26.   Romac Temporaries of Ft. Lauderdale, Inc., a Florida corporation

27.   FMA Temporaries of Rhode Island, Inc., a Florida corporation

28.   FMA Consulting Services of Tampa, Inc., a Florida corporation

29.   FMA Consulting Services of Ft. Lauderdale, Inc., a Florida corporation

30.   AMD Consulting Services, Inc., a Florida corporation